EXHIBIT 99.3

AmerUs Group Co.

Financial Supplement
Second Quarter 2003

AmerUs Group Co.

Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended		For the Six Months Ended
	June 30,		June 30,

Earnings:	2003	2002	2003	2002

Net Income	$43,711	$4,262	$79,501	$29,176
Adjustments for:
Realized (gains) losses on open block investments	(10,639)	23,155	(15,916)	29,575
Net amortization of DAC and VOBA due to open block gains or losses	2,093	(3,668)	6,398	(5,166)
Net effect of accounting differences from SFAS 133	(3,092)	8,801	(3,075)	14,123
Demutualization costs	—	179	—	464
Restructuring costs	8,210	3,937	10,233	5,054
Other income from non-insurance operations	(671)	(540)	(1,396)	(996)
Non-recurring reinsurance adjustments	(2,505)	—	(2,505)	—

Adjusted Net Operating Income (1)	$37,107	$36,126	$73,240	$72,230

Basic Earnings Per Share:

Adjusted Net Operating Income per Share (2)	$0.95	$0.90	$1.87	$1.77
Net Income per Share	$1.12	$0.11	$2.03	$0.72
Weighted Average Shares Outstanding	39,162	40,155	39,112	40,749
Diluted Earnings Per Share:

Adjusted Net Operating Income per Share (2)	$0.94	$0.89	$1.86	$1.75
Net Income per Share	$1.11	$0.10	$2.02	$0.71
Weighted Average Shares Outstanding	39,404	40,661	39,355	41,312

Capitalization:	6/30/03	12/31/02

Bank Borrowings	10,000	113,000
Senior Notes	125,000	125,000
PRIDES	143,750	—
OCEANs	186,978	186,233
Surplus Note	25,000	25,000
Other Borrowings	13,609	13,871

Total Notes Payable	$504,337	$463,104
Capital Securities — AmerUs Capital I	48,095	48,095
Capital Securities — AmerUs Capital II	154	154

Total Debt	$552,586	$511,353
Stockholders’ Equity (excluding AOCI)	1,253,976	1,174,426

Total Capitalization (excluding AOCI)	$1,806,562	$1,685,779

AOCI — unrealized Gains / (Losses)	162,364	88,522

Total Capitalization (including AOCI)	$1,968,926	$1,774,301

Book Value per Share (3):

including AOCI	$36.24	$32.37
excluding AOCI	$32.08	$30.10
Debt-to-Capital Ratio (4):

Standard & Poor’s	15.59%	16.42%
Moody’s	24.02%	27.57%

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income.

(3)	Common shares outstanding at 6/30/2003 and 12/31/2002 were 39,083,495 and 39,011,578, respectively.

(4)	Debt-to-Capital Ratio excludes AOCI. For Standard & Poor’s, the OCEANs, PRIDES, AmerUs Capital I and AmerUs Capital II are treated as 100% equity, except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was $107,993 and none as of June 30, 2003 and December 31, 2002, respectively. For Moody’s, AmerUs Capital I and AmerUs Capital II are treated as 100% debt, the OCEANs are treated as 75% debt and 25% equity, and the PRIDES are treated as 50% debt and 50% equity.

AmerUs Group Co.

Consolidated Income Statement

($ in thousands)

	For The Three Months Ended		For the Six Months Ended
	June 30,		June 30,

	2003	2002	2003	2002

Revenues:
Insurance premiums	$79,637	$91,853	$161,242	$182,333
Product charges	48,789	35,016	95,534	74,058
Net investment income	249,646	251,897	502,863	491,667
Realized/unrealized gains (losses) on investments	58,969	(75,911)	66,824	(100,623)
Other income:
Income from Independent Marketing Organizations	12,867	14,941	24,558	22,639
Other	5,282	5,524	10,758	10,294

Total Revenue	455,190	323,320	861,779	680,368
Benefits and Expenses:
Policyowner benefits — traditional life	77,540	88,925	149,398	169,505
Policyowner benefits — SFAS 97 products	178,574	123,358	324,771	248,941
Underwriting, acquisition and other expenses:
Operating expenses	23,330	35,090	54,220	67,835
Expenses from Independent Marketing Organizations	10,113	10,512	19,579	15,956
Demutualization costs	—	179	—	464
Restructuring costs	12,670	6,416	15,864	8,211
Amortization — value of business acquired (VOBA)	24,424	13,647	41,160	35,482
Amortization — deferred policy acquisition costs (DAC)	21,247	21,517	48,362	37,967
Amortization — DAC/VOBA realized gains / (losses)	3,907	(6,840)	10,452	(5,285)

Total underwriting, acquisition and other expenses	95,691	80,521	189,637	160,630
Interest expense:
Interest on bank debt	708	232	1,547	1,037
Interest on Senior Notes	2,172	2,172	4,343	4,344
Interest on Capital Securities (AmerUs Capital I)	1,064	1,064	2,128	2,588
Interest on Capital Securities (AmerUs Capital II)	3	3	6	7
Interest on PRIDES	712	—	712	—
Interest on OCEANs	1,841	1,859	3,677	2,479
Interest on Surplus Note	541	541	1,083	1,082
Interest on other borrowings	534	466	878	827

Total interest expense	7,575	6,337	14,374	12,364
Dividends to policyowners	29,740	19,221	64,314	47,624

Income before income taxes	66,070	4,958	119,285	41,304
Income tax expense	(22,359)	(696)	(39,784)	(12,128)

Net income	$43,711	$4,262	$79,501	$29,176

Weighted Average Common Shares Outstanding:
Basic	39,161,780	40,155,276	39,112,346	40,749,054
Diluted	39,404,467	40,661,337	39,354,894	41,311,695

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For The Three Months Ended June 30, 2003
	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$76,512	$1,059	$485	$78,056
Product charges	39,804	8,985	—	48,789
Net investment income	80,706	166,122	2,818	249,646
Realized gains (losses) on closed block investments	275	—	—	275
Other income	993	15,647	391	17,031

	198,290	191,813	3,694	393,797
Benefits and expenses:
Policyowner benefits	92,614	120,861	(130)	213,345
Underwriting, acquisition, and other expenses	21,175	16,779	3,655	41,609
Amortization of DAC and VOBA, net of open block gain/loss adjustment of $3,907	20,918	24,753	—	45,671
Dividends to policyowners	29,740	—	—	29,740

	164,447	162,393	3,525	330,365

Adjusted pre-tax operating income	$33,843	$29,420	$169	63,432

Realized gains (losses) on open block investments				16,374
Unrealized gains (losses) on open block options and trading investments				42,320
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				(35,811)
Cash flow hedge amortization				(1,065)
Amortization of DAC and VOBA due to open block gains and losses				(3,907)
Non-recurring reinsurance adjustments				3,854
Restructuring costs				(12,670)
Other income from non-insurance operations				1,118

Income before interest and income tax (expense)				73,645
Interest (expense)				(7,575)
Income tax (expense)				(22,359)

Net income				$43,711

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For The Three Months Ended June 30, 2002
	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$90,135	$1,507	$211	$91,853
Product charges	24,292	10,724	—	35,016
Net investment income	83,418	166,544	1,935	251,897
Realized gains (losses) on closed block investments	(5,378)	—	—	(5,378)
Other income	992	17,897	1,036	19,925

	193,459	196,672	3,182	393,313
Benefits and expenses:
Policyowner benefits	106,226	125,702	394	232,322
Underwriting, acquisition, and other expenses	23,702	18,390	3,510	45,602
Amortization of DAC and VOBA, net of open block gain/loss adjustment of $6,840	14,506	20,658	—	35,164
Dividends to policyowners	19,221	—	—	19,221

	163,655	164,750	3,904	332,309

Adjusted pre-tax operating income	$29,804	$31,922	$(722)	61,004

Realized gains (losses) on open block investments				(35,755)
Unrealized gains (losses) on open block options and trading investments				(34,778)
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				20,736
Cash flow hedge amortization				(697)
Amortization of DAC and VOBA due to open block gains and losses				6,840
Demutualization costs				(179)
Restructuring costs				(6,416)
Other income from non-insurance operations				540

Income before interest and income tax (expense)				11,295
Interest (expense)				(6,337)
Income tax (expense)				(696)

Net income				$4,262

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For the Six Months Ended June 30, 2003
	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$156,673	$2,242	$747	$159,662
Product charges	76,142	19,392	—	95,534
Net investment income	164,452	333,899	4,512	502,863
Realized gains (losses) on closed block investments	7,344	—	—	7,344
Other income	2,046	30,413	531	32,990

	406,657	385,946	5,790	798,393
Benefits and expenses:
Policyowner benefits	193,282	245,418	(110)	438,590
Underwriting, acquisition, and other expenses	41,616	32,714	7,635	81,965
Amortization of DAC and VOBA, net of open block gain/loss adjustment of $10,452	40,482	49,040	—	89,522
Dividends to policyowners	64,314	—	—	64,314

	339,694	327,172	7,525	674,391

Adjusted pre-tax operating income	$66,963	$58,774	$(1,735)	124,002

Realized gains (losses) on open block investments				24,453
Unrealized gains (losses) on open block options and trading investments				35,027
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				(27,209)
Cash flow hedge amortization				(2,478)
Amortization of DAC and VOBA due to open block gains and losses				(10,452)
Non-recurring reinsurance adjustments				3,854
Restructuring costs				(15,864)
Other income from non-insurance operations				2,326

Income before interest and income tax (expense)				133,659
Interest (expense)				(14,374)
Income tax (expense)				(39,784)

Net income				$79,501

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For the Six Months Ended June 30, 2002
	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$178,692	$2,809	$832	$182,333
Product charges	53,319	20,739	—	74,058
Net investment income	163,843	324,887	2,937	491,667
Realized gains (losses) on closed block investments	(754)	—	—	(754)
Other income	1,945	28,442	1,550	31,937

	397,045	376,877	5,319	779,241
Benefits and expenses:
Policyowner benefits	210,034	242,392	1,190	453,616
Underwriting, acquisition, and other expenses	45,281	31,388	7,122	83,791
Amortization of DAC and VOBA, net of open block gain/loss adjustment of $5,286	28,839	44,611	—	73,450
Dividends to policyowners	47,624	—	—	47,624

	331,778	318,391	8,312	658,481

Adjusted pre-tax operating income	$65,267	$58,486	$(2,993)	120,760

Realized gains (losses) on open block investments				(45,633)
Unrealized gains (losses) on open block options and trading investments				(54,236)
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				35,867
Cash flow hedge amortization				(697)
Amortization of DAC and VOBA due to open block gains and losses				5,286
Demutualization costs				(464)
Restructuring costs				(8,211)
Other income from non-insurance operations				996

Income before interest and income tax (expense)				53,668
Interest (expense)				(12,364)
Income tax (expense)				(12,128)

Net income				$29,176

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

	June 30,	December 31,
ASSETS:	2003	2002

Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$13,949,747	$13,328,902
Equity securities	71,285	63,345
Short-term investments	29,831	32,318
Securities held for trading purposes:
Fixed maturity securities	1,854,975	1,843,868
Equity securities	1,921	—
Mortgage loans	911,549	883,034
Real estate	314	476
Policy loans	492,007	496,753
Other investments	590,245	283,794

Total investments	17,901,874	16,932,490
Cash and cash equivalents	645,836	102,612
Accrued investment income	186,437	185,660
Premiums, fees and other receivables	43,683	13,082
Reinsurance receivables	957,530	865,930
Deferred policy acquisition costs	862,278	884,239
Value of business acquired	405,512	454,159
Goodwill	224,075	218,995
Property and equipment	49,657	74,188
Other assets	322,817	326,397
Separate account assets	242,123	235,913

Total Assets	$21,841,822	$20,293,665

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

	June 30,	December 31,
LIABILITIES:	2003	2002

Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$16,725,762	$16,244,016
Policyowner funds	1,524,760	1,335,144

Sub-total	18,250,522	17,579,160
Accrued expenses and other liabilities	819,138	283,836
Dividends payable to policyowners	399,139	303,062
Policy and contract claims	37,714	39,569
Income taxes payable	57,826	61,325
Deferred income taxes	66,434	16,499
Notes payable:
Bank debt	10,000	113,000
Senior notes	125,000	125,000
PRIDES	143,750	—
OCEANs	186,978	186,233
Surplus note	25,000	25,000
AmerUs Capital I	48,095	48,095
AmerUs Capital II	154	154
Other borrowings	13,609	13,871
Separate account liabilities	242,123	235,913

Total Liabilities	20,425,482	19,030,717
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—
Common Stock, no par value, 230,000,000 shares authorized; 43,728,197 shares issued and 39,083,495 shares outstanding in 2003; 43,656,280 shares issued and 39,011,578 shares outstanding in 2002	43,728	43,656
Additional paid-in capital	1,181,049	1,179,646
Accumulated other comprehensive income (loss)	162,364	88,522
Unearned compensation	(1,921)	(458)
Unallocated ESOP shares	(1,406)	(1,443)
Retained earnings	189,018	109,517
Treasury stock, at cost (4,644,702 shares in 2003 and 2002)	(156,492)	(156,492)

Total Stockholders’ Equity	1,416,340	1,262,948

Total Liabilities and Stockholders’ Equity	$21,841,822	$20,293,665

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

June 30, 2003

	With	FAS 115 and 133	Without
ASSETS:	FAS 115 and 133	Adjustment	FAS 115 and 133 (1)

Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$13,949,747	$(812,974)	$13,136,773
Equity securities	71,285	(1,538)	69,747
Short-term investments	29,831	(26)	29,805
Securities held for trading purposes:
Fixed maturity securities	1,854,975	—	1,854,975
Equity securities	1,921	—	1,921
Mortgage loans	911,549	—	911,549
Real estate	314	—	314
Policy loans	492,007	—	492,007
Other investments	590,245	757	591,002

Total invested assets	17,901,874	(813,781)	17,088,093
Cash and cash equivalents	645,836	—	645,836
Accrued investment income	186,437	—	186,437
Premiums, fees and other receivables	43,683	—	43,683
Reinsurance receivables	957,530	—	957,530
Deferred policy acquisition costs	862,278	254,947	1,117,225
Value of business acquired	405,512	129,680	535,192
Goodwill	224,075	—	224,075
Property and equipment	49,657	—	49,657
Deferred income taxes	—	20,974	20,974
Other assets	322,817	—	322,817
Separate account assets	242,123	—	242,123

Total Assets	$21,841,822	$(408,180)	$21,433,642

(1)	This column represents the Company’s assets exclusive of SFAS 115 and 133 adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments.

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

June 30, 2003

	With	FAS 115 and 133	Without
LIABILITIES:	FAS 115 and 133	Adjustment	FAS 115 and 133 (1)

Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$16,725,762	$—	$16,725,762
Policyowner funds	1,524,760	2,813	1,527,573

	18,250,522	2,813	18,253,335
Accrued expenses and other liabilities	819,138	(5,475)	813,663
Dividends payable to policyowners	399,139	(176,720)	222,419
Policy and contract claims	37,714	—	37,714
Income taxes payable	57,826	—	57,826
Deferred income taxes	66,434	(66,434)	—
Debt:
Bank debt	10,000	—	10,000
Senior notes	125,000	—	125,000
PRIDES	143,750	—	143,750
OCEANs	186,978	—	186,978
Surplus note	25,000	—	25,000
AmerUs Capital I	48,095	—	48,095
AmerUs Capital II	154	—	154
Other borrowings	13,609	—	13,609
Separate Account liabilities	242,123	—	242,123

Total Liabilities	20,425,482	(245,816)	20,179,666
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—	—
Common Stock, no par value, 230,000,000 shares authorized; 43,728,197 shares issued and 39,083,495 shares outstanding in 2003; 43,656,280 shares issued and 39,011,578 shares outstanding in 2002	43,728	—	43,728
Additional paid-in capital	1,181,049	—	1,181,049
Accumulated other comprehensive income (loss)	162,364	(162,364)	—
Unearned compensation	(1,921)	—	(1,921)
Unallocated ESOP shares	(1,406)	—	(1,406)
Retained earnings	189,018	—	189,018
Treasury stock, at cost (4,644,702 shares in 2003 and 2002)	(156,492)	—	(156,492)

Total Stockholders’ Equity	1,416,340	(162,364)	1,253,976

Total Liabilities and Stockholders’ Equity	$21,841,822	$(408,180)	$21,433,642

(1)	This column represents the Company’s assets exclusive of SFAS 115 and 133 adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments.

AmerUs Group Co.

Product Mix

($ in thousands)

For the Six Months Ended June 30,

Protection Products Repetitive Premiums (1):	2003	2002	% Change

Whole Life	$220	$2,260	(90.3%)
Interest-Sensitive Whole Life	12,838	21,486	(40.2%)
Term Life	7,340	8,515	(13.8%)
Universal Life	16,378	14,725	11.2%
Equity-Indexed Life	25,227	20,760	21.5%

Sub-total	62,003	67,746	(8.5%)
Term Life from Private Label Sales (2)	3,693	4,644	(20.5%)

Total Repetitive Premiums	$65,696	$72,390	(9.2%)

Accumulation Deposits (1):

Annuity Premiums:
Fixed Annuity:
Deferred Fixed Annuity	$243,862	$470,391	(48.2%)
Equity-Indexed Annuity	600,445	326,643	83.8%
Variable Annuity	1,888	4,481	(57.9%)
Funding Agreements	—	350,000	(100.0%)

Total Accumulation Deposits	$846,195	$1,151,515	(26.5%)

(1)	Sales and deposits for an insurance company are a non-GAAP financial measure. We do not believe there is a comparable GAAP financial measure and as a result, have not provided a reconciliation. Sales and deposits are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales are a measure of the productivity of our distribution networks. Sales and deposits are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales as well as current period sales and therefore, a reconciliation of sales and deposits to revenues would not be meaningful or determinable.

(2)	Represents the Company’s share of private label sales.

AmerUs Group Co.

Sources of Business

($ in thousands)

For the Six Months Ended June 30,

Protection Products Repetitive Premiums (1):	2003	2002	% Change

Preferred Producer (Career)	$12,221	$11,460	6.6%
Personal producing general agent (PPGA)	30,830	30,914	(0.3%)
Bank Distribution	52	388	(86.6%)
Independent Agent Force (2)	18,900	24,984	(24.4%)

Total Repetitive Premium	62,003	67,746	(8.5%)
Private Label Distribution (3)	3,693	4,644	(20.5%)

Total Repetitive Premiums	$65,696	$72,390	(9.2%)

Accumulation Deposits (1):

Preferred Producer (Career)	$82,063	$61,738	32.9%
Personal Producing General Agent (PPGA)	19,253	14,244	35.2%
Bank Distribution	18,950	25,829	(26.6%)
Independent Agent Force (2)	725,929	699,704	3.7%
Funding Agreements	—	350,000	(100.0%)

Total Accumulation Deposits	$846,195	$1,151,515	(26.5%)

(1)	Sales and deposits for an insurance company are a non-GAAP financial measure. We do not believe there is a comparable GAAP financial measure and as a result, have not provided a reconciliation. Sales and deposits are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales are a measure of the productivity of our distribution networks. Sales and deposits are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales as well as current period sales and therefore, a reconciliation of sales and deposits to revenues would not be meaningful or determinable.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

(3)	Represents the Company’s share of private label sales.

AmerUs Group Co.

Policyowner Liability Characteristics

($ in thousands)

June 30, 2003

	Fixed	Equity-Indexed
	Annuities	Annuities
	Account Value	Account Value

FIXED DEFERRED ANNUITY SURRENDER CHARGE PERCENTAGES:

Accrual Adjustment	$—	$160,761
Market Value Adjustment	157,004	37,497
No surrender charge	1,442,770	41,894
1 percent	99,618	6,733
2 percent	201,284	9,304
3 percent	164,964	34,443
4 percent	272,494	87,379
5 percent	338,181	426,989
6 percent	1,132,407	584,454
7 percent	501,318	265,862
8 percent	508,928	218,104
9 percent	565,982	241,514
10 percent or greater	1,679,308	1,704,395

Total	$7,064,258	$3,819,329

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:

Monthly guarantee	$197,377	$—
Quarterly	—	—
1 Year	5,593,359	—
Multi-year	1,239,476	—
Bailout	34,046	—
Cumulative floor (1)	—	3,819,329

Total	$7,064,258	$3,819,329

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:

2 percent	$28,620	$—
3 percent	3,284,703	—
3.25 percent	597,445	—
3.50 percent	782,240	—
4 percent	2,295,287	—
4.5 percent	48,028	—
5 percent	27,935	—
Greater than 5 percent	—	—
Cumulative floor (1)	—	3,819,329

Total	$7,064,258	$3,819,329

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (2) (3):

No Differential	$2,652,010	$—
0.0% - 0.5%	1,009,629	—
0.5% - 1.0%	682,476	—
1.0% - 1.5%	839,300	—
1.5% - 2.0%	239,296	—
2.0% - 2.5%	262,992	—
2.5% - 3.0%	184,747	—
Greater Than 3.0%	1,193,808	—
Cumulative floor (1)	—	3,819,329

Total	$7,064,258	$3,819,329

(1)	Equity-indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain bonus interest rates ranging from 1.5% to 3.0%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 200 basis points.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	June 30, 2003		June 30, 2002
Portfolio Composition:	Amortized Cost	Market Value	Amortized Cost	Market Value

Cash and cash equivalents	$645,836	$645,836	$102,272	$102,272
Securities available-for-sale:
Investment grade bonds	12,135,218	12,915,398	10,592,402	10,867,048
Non-investment grade bonds	1,001,555	1,034,349	1,079,514	983,249
Equity securities	69,767	71,285	44,602	45,562
Short-term investments	29,805	29,831	15,189	15,149
Securities held for trading:
Investment grade bonds	1,733,125	1,733,125	1,820,114	1,820,114
Non-investment grade bonds	121,851	121,850	121,063	121,063
Equity securities	1,921	1,921	—	—
Short-term investments	—	—	7,985	7,985
Loans	911,549	911,549	926,903	926,903
Real estate	314	314	1,287	1,287
Policy loans	492,007	492,007	500,273	500,273
Other invested assets	589,855	590,245	306,511	307,495

Total	$17,732,803	$18,547,710	$15,518,115	$15,698,400

Investment Portfolio Data (1):	June 30, 2003	June 30, 2002

Average NAIC Rating	1.47	1.53
Average Maturity	6.65	7.03
Effective Duration	4.73	4.63
GAAP Effective Book Yield — Fixed Income	5.57	6.61

Mortgage Loans:	June 30, 2003	June 30, 2002

Carrying Value	911,549	926,903
Percent of Total Invested Assets (Market)	4.91%	5.90%
Problem Loans	8,206	6,246
Percent of Mortgage Loans (Market)	0.90%	0.67%
Restructured Loans	3,450	3,829
Percentage of Mortgage Loans (Market)	0.38%	0.41%

	June 30, 2003		June 30, 2002

High Yield Securities (at Market Value):	% of Asset Class	% of Rated Portfolio	% of Asset Class	% of Rated Portfolio

NAIC 3	59.20%	4.33%	66.03%	5.29%
NAIC 4	30.47%	2.23%	30.18%	2.42%
NAIC 5	7.04%	0.51%	3.02%	0.24%
NAIC 6	3.29%	0.24%	0.77%	0.06%

Total	100.00%	7.31%	100.00%	8.01%

(1)	Investment portfolio data reflects fixed maturity securities managed by AmerUs Capital Management.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	June 30, 2003		June 30, 2002

Fixed Maturity Securities by Category:	Market Value	% of Total	Market Value	% of Total

Government	$1,220,139	7.8%	$929,333	6.7%
Corporate	10,579,366	66.9%	9,598,523	69.5%
Mortgage-Backed (MBS)	2,636,724	16.7%	1,895,156	13.8%
Commercial Mortgage-Backed (CMBS)	589,846	3.7%	450,048	3.3%
Asset-Backed (ABS)	629,261	4.0%	781,840	5.7%
Redeemable Preferred Stock	149,386	0.9%	136,574	1.0%

	$15,804,722	100.0%	$13,791,474	100.0%

Private Placements (included above)	1,289,104	8.2%	1,494,187	10.8%

	June 30, 2003		June 30, 2002

Fixed Maturity Securities by Quality:	Market Value	% of Rated	Market Value	% of Rated

AAA	5,004,309	31.7%	4,196,784	30.4%
AA	952,480	6.0%	963,175	7.0%
A	4,291,424	27.2%	3,306,783	24.0%
BBB	3,838,888	24.3%	3,790,772	27.5%
BB	603,488	3.8%	580,864	4.2%
B and below	366,269	2.3%	295,823	2.1%

Sub-total	15,056,858	95.3%	13,134,201	95.2%
Not Rated by S&P (average “A” by others)	747,864	4.7%	657,273	4.8%

Total	$15,804,722	100.0%	$13,791,474	100.0%

	June 30, 2003		June 30, 2002

Fixed Maturity Securities by Industry Sector:	Market Value	% of Total	Market Value	% of Total

Basic Industry	652,026	4.1%	433,647	3.1%
Capital Goods	710,881	4.5%	581,003	4.2%
Communications	986,639	6.2%	980,169	7.1%
Consumer Cyclical	941,337	6.0%	866,550	6.3%
Consumer Non Cyclical	1,513,327	9.6%	1,198,802	8.7%
Energy	1,034,513	6.5%	837,607	6.1%
Technology	264,951	1.7%	315,617	2.3%
Transportation	480,674	3.0%	444,052	3.2%
Industrial Other	111,721	0.7%	100,484	0.7%
Utilities	1,489,230	9.4%	1,365,343	9.9%
Financial Institutions	2,194,500	13.9%	2,114,893	15.4%

Sub-total	10,379,799	65.7%	9,238,167	67.0%
Other (1)	5,424,923	34.3%	4,553,307	33.0%

Total	$15,804,722	100.0%	$13,791,474	100.0%

(1)	Includes government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	June 30, 2003		June 30, 2002
Mortgage Backed Securities:	Amortized Cost	Market Value	Amortized Cost	Market Value

Planned Amortization Class (PACs)	21,079	21,512	452,157	466,067
Targeted Amortization Class (TACs)	445	450	2,081	2,127
Sequential Pay	193,318	194,634	160,902	165,422
Subordinated	5,672	5,748	20,189	21,135
Adjustable Rate Mortgages (ARMs)	10,964	11,043	15,260	15,410
Pass-thru	2,320,558	2,369,901	1,173,823	1,205,146
Z bonds	33,636	33,436	19,874	19,849

Total	$2,585,672	$2,636,724	$1,844,286	$1,895,156

AmerUs Group Co.

Closed Block

($ in thousands)

	June 30,	December 31,
	2003	2002

LIABILITIES:
Future life and annuity policy benefits	$2,836,934	$2,840,041
Policyowner funds	9,371	4,400
Accrued expenses and other liabilities	47,930	44,295
Dividends payable to policyowners	173,368	147,177
Policy and contract claims	10,312	10,390
Policyowner dividend obligation	213,365	118,623

Total Liabilities	3,291,280	3,164,926

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	2,075,335	1,970,659
Loans	85,062	90,872
Policy loans	349,114	354,784
Other investments	1,938	1,047
Cash and cash equivalents	4,846	6,178
Accrued investment income	32,073	30,726
Premiums, fees and other receivables	14,827	16,999
Other assets	48,819	23,917

Total Assets	2,612,014	2,495,182

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$679,266	$669,744

	For The Three Months Ended		For the Six Months Ended
	June 30,		June 30,

	2003	2002	2003	2002

REVENUES AND EXPENSES:
Insurance premiums	$55,009	$68,323	$117,815	$134,111
Universal life and annuity product charges	2,685	544	6,224	3,441
Net investment income	37,577	38,934	77,316	76,977
Realized gains (losses) on investments	275	(5,378)	7,344	(754)
Policyowner benefits	(56,690)	(72,634)	(128,519)	(144,749)
Underwriting, acquisition and other expenses	(1,115)	(1,481)	(2,246)	(2,736)
Dividends to policyowners	(27,738)	(16,970)	(57,649)	(43,304)

Contribution from the Closed Block before income taxes	$10,003	$11,338	$20,285	$22,986

AmerUs Group Co.

Additional Information

($ in thousands)

	June 30,	December 31,
LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):	2003	2002

Traditional Life	$56,553,000	$56,883,000
Universal Life	20,901,000	19,095,000
Equity-Indexed Life	5,822,000	4,574,000

Total Life Insurance In Force	$83,276,000	$80,552,000

RESERVES (GAAP) (including Closed Block):

Traditional Life	$3,607,114	$3,236,223
Universal Life	1,487,219	1,425,746
Equity-Indexed Life	172,111	126,821

Total Life Insurance Reserves	5,266,444	4,788,790
Deferred Fixed Annuity	7,515,321	7,579,869
Equity-Indexed Annuity	3,946,289	3,724,598

Total Annuity Reserves	11,461,610	11,304,467
Total Reserves	$16,728,054	$16,093,257

NUMBER OF PRODUCERS:

Career Agents (including managing general agents)	1,210	1,247
Personal Producing General Agents	4,931	4,796
Independent Agents	33,979	33,961
Wholesale Broker / Dealer — AMAL Corp. Joint Venture & IL Annuity	904	919
Registered Representatives — AMAL Corp. Joint Venture & IL Annuity	19,368	19,247

Total Producers	60,392	60,170

	June 30,	June 30,
	2003	2002

LIFE INSURANCE LAPSE RATE — LTM	6.3%	7.7%
ANNUITY WITHDRAWAL RATES — LTM

With Internal Replacements	9.1%	11.5%
Without Internal Replacements	8.7%	10.9%
FIXED ANNUITY SPREADS (GAAP) YTD:

Portfolio Rate	6.03%	6.72%
Credit Rate	4.17%	4.73%

Spread	1.86%	1.99%

(1)	Life insurance in force is a Non-GAAP financial measure utilized by investors, analysts and the Company to assess the Company’s position in the industry. We do not believe there is a comparable GAAP financial measure and as a result, have not provided a reconciliation.

AmerUs Group Co.

Additional Information

($ in thousands)

DAC / VOBA ROLLFORWARD:	DAC	VOBA

Beginning Balance — December 31, 2002	$884,239	$454,159
Capitalization	192,274	4,745
Amortization	(58,494)	(41,480)
FAS 115 Adjustment	(155,741)	(11,912)

Ending Balance — June 30, 2003	$862,278	$405,512

CONTRIBUTION FROM THE CLOSED BLOCK	2003	2004

First Quarter	$10,282	$9,592
Second Quarter	10,003	9,325
Third Quarter	9,729	9,066
Fourth Quarter	9,462	8,812

Total	$39,476	$36,795

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.

Income Tax Rate Reconciliation

	For the Six Months Ended
	June 30,
	2003	2002

Corporate federal income tax rate	35.00%	35.00%
Net benefit of tax credits	(0.08%)	(0.22%)
Demutualization costs	—	0.51%
Dividend received deduction	(0.45%)	(0.95%)
Non-deductible meals, entertainment & dues	0.42%	0.78%
Tax exempt income	(2.11%)	(5.98%)
State taxes on non-life operations	0.64%	0.69%
Other items, net	(0.07%)	0.26%

Effective tax rate	33.35%	30.09%

Corporate Profile

AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $21.8 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life
Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life
Insurance Company; Indianapolis Life Insurance Company; IL Annuity and Insurance Company;
Bankers Life Insurance Company of New York; and IL Securities, Inc.

AmerUs Group’s common stock is traded on the New York Stock Exchange
(NYSE) under the trading symbol “AMH”.

Corporate Headquarters

AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648

Common Stock and Dividend Information

			Dividend
	High	Low	Declared

2003
First Quarter	$30.70	$22.94	$0.00
Second Quarter	$28.41	$24.44	$0.00
2002
First Quarter	$39.50	$34.00	$0.00
Second Quarter	$39.90	$34.45	$0.00
Third Quarter	$37.21	$28.21	$0.00
Fourth Quarter	$32.26	$25.87	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar	Mellon Investor Service, LLC
Director — Investor Relations	P.O. Box 3315
Phone — (515) 362-3693	South Hackensack, NJ 07606-1915
Fax — (515) 362-3648	(800) 304-9709
e-mail: marty.ketelaar@amerus.com	www.melloninvestor.com

Annual Report and Other Information

Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2002 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.

AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2002, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.